Schedule of Investments February 29, 2020 (unaudited)

Tortoise Energy Evolution Fund

	Shares	Fair Value
Common Stock - 93.5% (1)
Australia Other - 2.9% (1)
Spark Infrastructure Group	320,000	$442,152
Britain Power - 3.8% (1)
SSE plc	29,518	580,334
Canadian Natural Gas/Natural Gas Liquids Pipelines - 2.8% (1)
TC Energy Corporation	8,319	435,500
Canadian Power - 5.4% (1)
Algonquin Power & Utilities Corp.	31,442	477,867
Innergex Renewable Energy Inc.	24,518	359,481
		837,348
Denmark Power - 3.1% (1)
Orsted A/S	4,604	475,312
France Power - 3.4% (1)
Engie SA	31,363	523,730
Germany Power - 3.7% (1)
RWE AG	16,695	579,466
Italy Power - 9.3% (1)
Enel SpA	114,792	963,469
Terna - Rete Elettrica Nazionale SpA	70,658	467,100
		1,430,569
Portugal Power - 3.7% (1)
EDP - Energias de Portugal, S.A.	123,172	575,052
Spain Power - 4.0% (1)
Iberdrola, S.A.	54,049	618,762
United States Diversified Infrastructure - 10.3% (1)
NextEra Energy, Inc.	3,665	926,365
Sempra Energy	4,729	661,020
		1,587,385
United States Natural Gas/Natural Gas Liquids Pipelines - 10.5% (1)
Cheniere Energy, Inc. (2)	14,431	740,166
Kinder Morgan, Inc.	13,534	259,447
ONEOK, Inc.	6,089	406,258
The Williams Companies, Inc.	11,092	211,303
		1,617,174
United States Oil & Gas Production - 12.0% (1)
Chevron Corporation	3,639	339,664
ConocoPhillips	7,157	346,542
Equinor ASA - ADR	22,469	349,393
Royal Dutch Shell PLC - ADR	9,306	409,743
TOTAL S.A. - ADR	9,430	406,810
		1,852,152
United States Power - 11.8% (1)
American Electric Power Company, Inc.	5,133	458,172
Covanta Holding Corporation	33,531	447,974
Exelon Corporation	10,966	472,744
Public Service Enterprise Group Incorporated	8,770	449,989
		1,828,879
United States Refining - 6.8% (1)
Marathon Petroleum Corporation	8,597	407,670
Phillips 66	5,375	402,372
Valero Energy Corporation	3,758	248,968
		1,059,010
Total Common Stock
(Cost $14,969,018)		14,442,825

Master Limited Partnerships - 4.4% (1)
United States Natural Gas/Natural Gas Liquids Pipelines - 2.6% (1)
Enterprise Products Partners L.P.	17,594	410,644
United States Refined Product Pipelines - 1.8% (1)
Magellan Midstream Partners, L.P.	5,059	275,968

Total Master Limited Partnerships
(Cost $764,758)		686,612

Total Investments - 97.9% (1)
(Cost $15,733,776)		15,129,437
Other Assets in Excess of Liabilities, Net - 2.1%(1)		324,836
Total Net Assets - 100.0%(1)		$15,454,273

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
ADR - American Depository Receipt

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Significant unobservable inputs for the asset or liability, representing the Fund's view of assumptions a market participant would use in valuing the asset or liability.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of February 29, 2020:

	Level 1	Level 2	Level 3	Total
Common Stock	$9,217,448	$5,225,377	$-	$14,442,825
Master Limited Partnerships	686,612	-	-	686,612
Total Investments	$9,904,060	$5,225,377	$-	$15,129,437

Refer to the Fund's Schedule of Investments for additional industry information.